Exhibit 99
Focused on Growth An Overview of LaBarge, Inc.

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements reflect management's current expectations and involve a number of risks and uncertainties. Actual results may differ materially from such statements due to a variety of factors that could adversely affect LaBarge, Inc.'s operating results. These risks and factors are set forth in documents LaBarge, Inc. files with the Securities and Exchange Commission, specifically in the Company's most recent Annual Report on Form 10-K and other reports it files from time to time. This presentation is dated December 3, 2007.

Achieved new records in FY07 Sales: +24% - topped $200 million Diluted EPS: +17% Bookings: +26% Backlog: +12% - topped $200 million All organic growth Growth in all major market sectors Healthy financial condition Total debt declined 37% in FY07 Excellent platform for growth Fiscal 2007 Highlights - Milestone Year

Fiscal 2008 First-Quarter Highlights Achieved excellent growth in FY08 first quarter Sales: +19% Diluted EPS: +7% Bookings: +34% - exceeded $100 million, a new quarterly record Backlog: +19% - set a new record at $245.5 million Gross margin improved from FY07 fourth quarter Total debt declined 11% from year-end

Electronics Manufacturing Services $220 billion worldwide market* Diverse and fragmented Job shops to highly automated factories Simple assembly to high-tech electronics Low volume to high volume Outlook for EMS industry is positive Increasing long-term trend toward outsourcing Forecasted CAGR of approximately 15%* * Source: Electronic Trend Publications; July 2007

LaBarge's Place in the EMS Industry LaBarge's niche: Low-to-medium volume contract manufacturing High-complexity/high- reliability electronic assemblies Outsourcing in its early stages Customers are: Large, technology-driven companies Focused on own core capabilities Interested in boosting efficiencies and reducing costs

Niche-Focused Business Strategy Be an outsourcing partner to OEMs Serve customers in diversified markets Maintain broad-based manufacturing capabilities Support customers with value-added services Execute reliably Retain flexibility

Competitive Advantage - Full-Service Provider Broad-based specialized capabilities Interconnect systems Printed circuit card assemblies Higher-level assemblies

Established Customer Relationships Airport security Defense Defense Defense and commercial aerospace Defense and commercial aerospace Oil field services and tooling Glass container fabrication Defense and commercial aerospace Aircraft engines and medical Mine automation systems Defense Semiconductor Defense Commercial Aerospace

Diverse Markets Backlog - $245.5 million (at Sept. 30, 2007) Defense, 37% Defense, 38% Commercial Aerospace, 7% Natural Resources, 25% Industrial, 17% Medical, 4% Other, 2% Govt. Systems, 7% Net Sales - $244.5 million (for 12 months ended Sept. 30, 2007) Defense, 45% Commercial Aerospace, 22% Govt. Systems, 5% Natural Resources, 15% Industrial, 7% Medical, 4% Other, 2%

Glass container fabrication equipment Scientific instrumentation Semiconductor manufacturing equipment Oil-field services equipment Mine automation systems Missile systems Radar systems Aircraft applications Shipboard systems Industrial Natural Resources Aerospace Defense High-Reliability in Demanding Environments Satellite launch systems Space applications Commercial aviation

? ? ? ? ? ? ? All U.S. Manufacturing Six manufacturing locations 1,360 employees Headquartered in St. Louis

Sales and Marketing Approach Relationship-driven business Existing customers Expand involvement on ongoing programs Win work with higher technology content Add value through engineering support, program management Win new, long-term programs New customers Target markets, companies and programs compatible with niche-focused strategy Direct sales Build on reputation

Operational Initiatives Operational excellence Lean manufacturing Six Sigma New Director of Operational Excellence Supply chain initiative Increased purchasing power Reduced costs Improved bidding performance Improved technology tools Strengthening production planning processes

Internal growth Positive trend toward outsourcing among OEMs from diverse markets Strong-performing market sectors LB is positioned as preferred supplier to key customers Acquisitions - looking for candidates that: Are compatible with our core electronics manufacturing business Bring new or expanded customer relationships and capabilities Are accretive to our EPS Add long-term value for our shareholders Growth Drivers

Backlog (dollars in millions)

Net Sales 2003 2004 2005 2006 2007 102.9 131.5 182.3 190.1 235.2 (dollars in millions) FY08 first-quarter sales: $59.2 million

2003 2004 2005 2006 2007 0.15 0.44 0.68 0.6 0.71 Diluted Earnings Per Share FY08 first-quarter diluted EPS: $0.16

2002 2003 2004 2005 2006 2007 0.195 0.203 0.231 0.226 0.216 0.195 Gross Margin FY08 first-quarter gross margin: 19.2%

Outlook Positive prospects for EMS market Strong trend toward outsourcing LaBarge is well positioned as a niche player Positive long-term business outlook for LB Solid backlog of firm orders Customers in strong-performing market sectors Expanding pipeline of new business opportunities Fiscal 2008 expectations Another record year Second-quarter sales and earnings to exceed FY08 first-quarter results Further gross margin recovery - second half FY08